February 12, 1999

Hilliard Lyons Growth Fund

Dear Shareholder:

  We are pleased to report an increase in the net asset value for the Hilliard Lyons Growth Fund of 13.6% for 1998. This is particularly gratifying in that it is the fourth consecutive year of double-digit gains, building on gains of 31.1%, 20.0%, and 40.4% for 1995 through 1997. Our celebration in producing these results for 1998 is muted by the fact that we significantly trailed the S&P 500 Index which rose 28.6%. The stupendous rally in high technology stocks in the last six weeks of the year left the Fund far behind in the fourth quarter. More on performance later.

  It was an eventful year for the Fund on many fronts. We received outstanding publicity throughout the year as a result of our 1997 returns. This was capped by the selection of the Fund as one of the top ten picks for 1999 in the December edition of Mutual Fund Magazine, a nationally recognized publication of Time, Inc. The Fund's good results led to a substantial increase in assets which grew from $58,416,058 at the end of 1997 to $98,101,732 at December 31, 1998. There was other notable news. Tom Corea, who has been a Vice President of the Fund for five years, was named Co-Portfolio Manager with Sam Harvey, adding depth and expertise in the day-to-day management of the Fund. There was sad news this year, as our trusted friend and director, Dillman Rash, died in September. In order to meet certain regulations regarding the composition of the Fund's Board, namely that three-fourths of the directors be unaffiliated with Hilliard Lyons or its new parent, PNC, Gilbert Pamplin resigned as a director and a prominent Louisville lawyer, Stewart Conner, was added to the Board. We thank Gil for his valuable advice and are fortunate to have a person of the caliber of Stewart join us.

Performance--1998

  Mutual fund results for 1998 were scattered all over the place. Small cap managers had a dreadful time, as did investors in emerging countries. Most value investors (those reluctant to pay high prices for future earnings) struggled to modest gains in 1998. The big winners were those emphasizing the large, successful high technology companies and an eclectic group of securities with the common characteristic of highly predictable earnings growth at a high rate. The winners were those willing to concentrate in these companies and those with scant regard for the historically extravagant valuations the companies carried.

  Except for investments in emerging countries, the Hilliard Lyons Growth Fund experienced a little of all these things with the net positive return of 13.6% for the year. Specifically, our chief "haves" were Harley Davidson, Fifth Third Bancorp, Freddie Mac, Walgreen, Johnson & Johnson, Estee Lauder, and General Electric. Our "have-nots" included a slew of companies whose earnings are tied to the industrial side of the economy instead of consumer-related activities, such as finance, entertainment, and general services. In addition, we had a handful of companies which did not live up to our business expectations, as industries or company fundamentals were weaker than our analysis had indicated.

  There were two specific factors which contributed importantly to our variance with the S&P 500 Index. First, our largest holding at the beginning of the year and at the end was Cincinnati Financial Corporation. It declined by 22% during the year. At least part of this result can be explained by the substantial overachievement which it produced in 1997, due to its addition to the S&P 500 index. It retraced part of its gain to trade at a normalized valuation.

  A second factor which affected our performance relative to other investors is the very limited commitments we have to the technology sector. The performance of the S&P 500 is heavily influenced by this group, which comprises 19% of the index. When tech stocks soar, our relative performance suffers. When they plunge, we look relatively good. And, soar and plunge they do, providing a fertile field of activity to the investor who needs action. With so much focus on this group, our very limited exposure is worthy of some comment.

  There is no doubt that the explosion of easy to access, easy to use computing power is transforming our world. The work of the gigantic companies, like Intel, Microsoft, and Cisco, as well as the ingenious contributions from the smaller participants, are providing miraculous benefits to all of us. The industry, which was tiny 15 years ago, now claims a very substantial and growing part of the economic pie in this country and around the world. Since our preference is always for a rapidly growing industry rather than a mature one, we have been and will continue to be sensitive to investment possibilities in this area. There are inherent characteristics of the group, however, that have made it difficult for us to make commitments. Primary among these is the breathtaking pace of change. One of our goals is to deliver consistent high returns to our shareholders and achieving this with below average risk. That goal does not square very easily with an industry where product obsolescence is always at hand. Also, severe, persistent price competition continually drives prices lower. It is difficult for us to find the stability we seek in the technology sector; nevertheless, we will keep looking. The great benefits of these new technologies will certainly enhance the performance of the companies we do own.

1999

  We enter 1999 with the domestic economy on very solid ground. Most companies are finding excellent demand for their products. Jobs are plentiful and the unemployment rate is the lowest since 1970. Sales of automobiles, homes, and most other personal consumption items are close to record levels, which suggests that our standard of living has never been better. Amazingly, we are experiencing all these good things with almost zero inflation. Much of the credit for this must go to the high tech companies. They are contributing enormously to greater productivity. There are other contributing factors, such as economic cooperation around the world which facilitates the importing and exporting of goods. In our country, monetary and fiscal policy have been conducted in outstanding fashion so that government is no longer an obstacle to economic well being. With these conditions in place, there is little visible evidence to support a pessimistic view of economic performance in the period ahead.

  In his review to Congress in January, Federal Reserve Chairman Alan Greenspan raised, as he has in the past, one of the legitimate concerns at hand. He has regularly ruminated upon the positive influence that surging stock prices have had on our consumers to purchase goods and services. While common sense suggests such an influence exists, it is impossible to know its magnitude. Perhaps it will be revealed in its absence, after a market decline. The marketplace today, however, remains full of animal spirits. The speculation in internet-related stocks dwarfs any such phenomena we can remember. The intense pressure to keep up with peers has focused professional money managers on a narrow group of favorites. The appetite for these favorites is undiminished by their prices, while, happily for us, a large segment of the market is neglected and priced attractively. Fittingly, as the year 2000 approaches and a century of unimaginable wealth creation closes, excitement and opportunity are certainties in the 1999 stock market.

  The management and the Board of Directors of the Fund are grateful to you for your support. We will continue to diligently work to deliver growth that helps you meet your financial goals.

  Sincerely,
  DONALD F. KOHLER
  Chairman                                     SAMUEL C. HARVEY
                                               President


            Comparison of Change in Value of $10,000 Investment in
               HILLIARD LYONS GROWTH FUND, INC. AND THE S&P 500
                 February 1, 1992 (Commencement of Operations)
                           through December 31, 1998



                        AVERAGE ANNUAL TOTAL RETURN*
                        1 YEAR  5 YEAR  SINCE INCEPTION
            INVESTOR A   8.18%  19.66%     15.43% (1)
            INVESTOR B    N/A    N/A        4.82% (2)





                [HILLARD LYONS GROWTH FUND GRAPH APPEARS HERE]

                                    FUND        S&P
                                   -------     ------
                         START      9,525      10,000
                          92       10,185      10,966
                          93       10,606      12,071
                          94       10,882      12,230
                          95       14,269      16,826
                          96       17,125      20,692
                          97       24,046      27,598
                          98       27,312      35,488



Past performance is not predictive of future performance.
(1) Annualized for the period 2/1/92 through 12/31/92.
(2) Commencement of B shares April 20, 1998.
*   Returns have been reduced by the maximum sales charge of 4.75%.(Investor A)

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1998

COMMON STOCKS -- 84.4%
--------------------------------------------------------------------------------

                                                                       Market
 Shares   Company                                           Cost        Value
 -------  -------                                           ----       ------
          BASIC INDUSTRY -- 3.8%
          ---------------------------------------------------------------------
 126,000  Sigma-Aldrich Corp. ........................   $ 4,467,812 $ 3,701,250
                                                         ----------- -----------
                                                           4,467,812   3,701,250
          CAPITAL GOODS -- 14.4%
          ---------------------------------------------------------------------
 162,000  Dover Corp. ................................     3,907,898   5,933,250
  21,000  General Electric Co. .......................       415,030   2,143,313
  48,000  Nordson Corp. ..............................     2,401,250   2,466,000
 112,000  Raychem Corp. ..............................     4,246,054   3,619,000
                                                         ----------- -----------
                                                          10,970,232  14,161,563
          CONSUMER DURABLE -- 7.7%
          ---------------------------------------------------------------------
 123,000  Donaldson Inc. .............................     1,723,497   2,552,250
 106,000  Harley Davidson Inc. .......................     2,716,816   5,021,750
                                                         ----------- -----------
                                                           4,440,313   7,574,000
          CONSUMER NON-DURABLE -- 11.3%
          ---------------------------------------------------------------------
  81,900* Bush Boake Allen Inc. ......................     2,294,883   2,886,975
  40,000  Gillette Co. ...............................     1,434,120   1,932,500
  42,000  Estee Lauder Cos., Inc. LLA.................     2,142,569   3,591,000
 117,000  Mattel Inc. ................................     3,567,645   2,669,063
                                                         ----------- -----------
                                                           9,439,217  11,079,538
          FINANCIAL -- 26.8%
          ---------------------------------------------------------------------
  57,500  American International Group Inc. ..........     2,261,730   5,555,938
      28* Berkshire Hathaway Inc. ....................       502,880   1,960,000
 221,000  Cincinnati Financial Corp. .................     4,930,565   8,094,125
  72,500  Federal Home Loan Mortgage Corp. ...........     1,603,279   4,671,719
  18,000  Fifth Third Bancorp ........................       272,000   1,283,625
  52,312  Synovus Financial Corp. ....................       294,615   1,275,105
  39,000  Wachovia Corp. .............................     2,681,046   3,410,062
                                                         ----------- -----------
                                                          12,546,115  26,250,574
          HEALTH CARE -- 6.3%
          ---------------------------------------------------------------------
  38,500  Allergan Inc. ..............................       926,295   2,492,875
  44,000  Johnson & Johnson...........................     1,360,355   3,690,500
                                                         ----------- -----------
                                                           2,286,650   6,183,375

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1998

                                                                       Market
 Shares  Company                                            Cost        Value
 ------- -------                                            ----       ------
          RETAIL & SERVICES -- 14.1%
          ---------------------------------------------------------------------

 125,000 Brady WH Co. CL A............................   $ 2,877,125 $ 3,367,187
  59,000 Gannett Inc. ................................     2,760,857   3,805,500
  75,000 G & K Services Inc. CL A.....................     2,381,595   3,993,750
  45,000 Walgreen Co. ................................       381,267   2,635,312
                                                         ----------- -----------
                                                           8,400,844  13,801,749
                                                         ----------- -----------
         Total Common Stocks..........................   $52,551,183 $82,752,049

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 15.1%
--------------------------------------------------------------------------------

  Principal                                       Purchase Maturity   Market
   Amount    Description                           Yield     Date      Value
 ----------- -----------                          -------- -------- -----------
 $14,840,000 Federal Home Loan Bank ...........    4.362%  01/04/99 $14,834,682
                                                                    -----------
             Total U. S. Government Agency
             Obligations (Cost --$14,834,682)..                      14,834,682
                                                                    -----------
             TOTAL INVESTMENTS (Cost --
              $67,385,865) (99.5%).............                     $97,586,731
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1998

ASSETS:
Investments at market value:
 Common stocks (cost $52,551,183)................................. $82,752,049
 U.S. Government Agency Obligations at value (amortized cost
  $14,834,682)....................................................  14,834,682
                                                                   -----------
  Total investments...............................................  97,586,731
Cash..............................................................       1,764
Receivables:
 Investments sold.................................................     209,493
 Dividends........................................................      97,326
 Capital shares sold..............................................     550,864
Prepaid expenses..................................................       2,776
                                                                   -----------
  Total Assets.................................................... $98,448,954
                                                                   ===========
LIABILITIES:
 Dividends payable................................................ $    61,303
 Due to adviser -- Note C.........................................     159,921
 Capital shares redeemed..........................................      40,372
 Accrued expenses.................................................      85,626
                                                                   -----------
  Total Liabilities...............................................     347,222
                                                                   -----------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and
 2,931,002 shares issued and outstanding).........................       2,931
Paid-in surplus...................................................  66,369,267
Accumulated undistributed net realized gain on investments........   1,530,381
Net unrealized appreciation on investments........................  30,200,866
Distributions in excess of net investment income -- Note B........      (1,713)
                                                                   -----------
  Total Capital (Net Assets)...................................... $98,101,732
                                                                   ===========
Net assets
  Investor A shares............................................... $88,497,465
  Investor B shares...............................................   9,604,267
                                                                   -----------
                                                                   $98,101,732
                                                                   ===========
Shares of capital stock
  Investor A shares...............................................   2,642,823
  Investor B shares...............................................     288,179
                                                                   -----------
                                                                     2,931,002
Net asset value
  Investor A shares -- redemption price per share................. $     33.49
                                                                   ===========
  Investor B shares -- offering price per share*.................. $     33.33
                                                                   ===========
Maximum sales charge (Investor A).................................        4.75%
Maximum offering price per share (100%/(100%-maximum sales charge
 of net asset value adjusted to nearest cent) (Investor A)........ $     35.16
                                                                   ===========

*Redemption price of Investor B shares varies based on length of time shares are held.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1998

INVESTMENT INCOME:
  Dividends........................................................  $  729,744
  Interest.........................................................     809,594
                                                                    -----------
    Total investment income........................................   1,539,338
EXPENSES:
  Management fees -- Note C........................................     657,866
  12b-1 expenses (Investor A) -- Note C............................     139,578
  12b-1 expenses (Investor B) -- Note C............................      36,998
  Custodian fees...................................................      52,865
  Audit fees.......................................................      38,190
  Transfer agent fees (Investor A).................................      52,645
  Transfer agent fees (Investor B).................................      38,250
  Directors' fees..................................................      24,185
  Insurance expense................................................      17,705
  Legal fees.......................................................      24,665
  Shareholder reports..............................................      13,575
  Filing fees......................................................      15,820
  Trade association................................................       2,492
                                                                    -----------
                                                                      1,114,834
                                                                    -----------
Waiver of management fees by Adviser -- Note C.....................     (46,803)
Reimbursement of expenses by Adviser Class B Shares -- Note C......     (13,401)
                                                                    -----------
    Total expenses.................................................   1,054,630
                                                                    -----------
      Net investment income........................................     484,708
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments -- Note B.......................   2,054,232
  Change in unrealized appreciation on investments.................   7,796,808
                                                                    -----------
    Net gain on investments........................................   9,851,040
                                                                    -----------
      Net increase in net assets resulting from operations......... $10,335,748
                                                                    ===========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        For the year ended
                                                           December 31,
                                                         1998         1997
                                                     ------------  -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
 Net investment income.............................. $    484,708  $   216,588
 Net realized gain on investments...................    2,054,232    4,695,525
 Net change in unrealized appreciation on
  investments.......................................    7,796,808   10,764,036
                                                     ------------  -----------
   Net increase in net assets from operations.......   10,335,748   15,676,149

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:

 Net investment income..............................     (449,910)    (214,232)
 Net realized gain on investments...................   (1,803,844)  (3,222,379)
                                                     ------------  -----------
   Total distributions..............................   (2,253,754)  (3,436,611)
DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM*:
 In excess of net investment income.................      (37,291)         N/A
 Net realized gain on investments...................     (193,153)         N/A
                                                     ------------  -----------
   Total distributions..............................     (230,444)         N/A

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 74,534 and 113,607 shares issued in
  reinvestment of dividends, respectively...........    2,422,891    3,394,590
 Proceeds from 1,360,496 and 357,550 shares sold,
  respectively......................................   42,878,738    9,612,901
 Cost of 432,675 and 94,849 shares repurchased,
  respectively .....................................  (13,467,505)  (2,458,498)
                                                     ------------  -----------
   Net increase in net assets from capital share
    transactions....................................   31,834,124   10,548,993
                                                     ------------  -----------
    Total increase in net assets....................   39,685,674   22,788,531

NET ASSETS:
 Beginning of period................................   58,416,058   35,627,527
                                                     ------------  -----------
 End of period (includes distribution in excess of
  net investment income of $1,713 and undistributed
  net investment income of $780, respectively)...... $ 98,101,732  $58,416,058
                                                     ============  ===========

*For the period April 20, 1998 (commencement of Class B shares) through December 31, 1998


                       See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares. Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 42,830 Class A shares and 32 Class B shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 1998 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the year ended December 31, 1998, the reimbursement from the Adviser amounted to $13,401 (for Class B share investors) and the waiver of the management fee amounted to $46,803.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing. J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $1,534,213 during the year ended December 31, 1998. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 480,654 shares of the Fund as of December 31, 1998.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $750 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

On August 20, 1998, PNC Bank Corp. entered into an Agreement and Plan of Merger with Hilliard-Lyons, Inc. (the "Merger") pursuant to which the Adviser has become a subsidary of PNC Bank Corp. The Merger became effective on December 1, 1998. This Merger consititutes an assignment of the Investment Advisory Agreement (the "Agreement") as defined in the Investment Company Act of 1940. Shareholders approved a new Agreement and elected Directors at a Special Shareholders Meeting held November 19, 1998. The following are the results of the voting at the Meeting:

      New Investment Advisory Agreement
      ---------------------------------
      For............................................................. 1,368,204
      Against.........................................................    30,717
      Abstain.........................................................    19,925

      Election of Directors                               For    Against Abstain
      ---------------------                            --------- ------- -------
      Donald F. Kohler................................ 1,408,632     0   10,214
      William A. Blodgett Jr.......................... 1,408,692     0   10,154
      Stewart E. Conner............................... 1,406,778     0   12,068
      Gilbert L. Pamplin.............................. 1,409,065     0    9,781
      John C. Owens................................... 1,405,765     0   13,081

NOTE D -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 1998, purchases and proceeds from sale of investment securities (excluding short-term securities) were $38,274,106 and $12,016,991, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 1998, the gross unrealized appreciation and depreciation on investments was $32,493,064 and $2,292,198, respectively, resulting in net unrealized appreciation of $30,200,866.

NOTE E--CAPITAL TRANSACTIONS

                                                     For the year  For the year
                                                        ended         ended
                                                     December 31,  December 31,
                                                         1998          1997
                                                     ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares issued....................... $ 33,687,452  $ 9,612,901
  Dividends reinvested..............................    2,196,708    3,394,590
  Shares redeemed...................................  (13,188,919)  (2,458,498)
                                                     ------------  -----------
  Change in net assets from Investor A share
   transactions..................................... $ 22,695,241  $10,548,993
                                                     ============  ===========
*Investor B shares:
  Proceeds from shares issued                        $  9,191,286          --
  Dividends reinvested..............................      226,183          --
  Shares redeemed...................................     (278,586)         --
                                                     ------------  -----------
  Change in net assets from Investor B share
   transactions..................................... $  9,138,883          --
                                                     ============  ===========
SHARE TRANSACTIONS:
Investor A shares:
  Issued............................................    1,070,524      357,550
  Reinvested........................................       67,549      113,607
  Redeemed..........................................     (423,897)     (94,849)
                                                     ------------  -----------
  Change in Investor A shares.......................      714,176      376,308
                                                     ============  ===========
*Investor B shares:
  Issued............................................      289,972          --
  Reinvested........................................        6,985          --
  Redeemed..........................................       (8,778)         --
                                                     ------------  -----------
Change in Investor B shares.........................      288,179          --
                                                     ============  ===========

*For the period April 20, 1998 (commencement of Class B shares) through December 31, 1998

                             FINANCIAL HIGHLIGHTS

The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                             Investor B                         Investor A
                           ---------------    -------------------------------------------------------------------
                             Period from
                           April 20, 1998*            For the Year Ended December 31,
                           To December 31,    -------------------------------------------------------------------
                                1998           1998        1997        1996        1995        1994        1993
                           ---------------    -------     -------     -------     -------     -------     -------
Net asset value:
 Beginning of period.....      $32.63         $ 30.29     $ 22.95     $ 20.20     $ 15.98     $ 15.69     $ 15.19
                               ------         -------     -------     -------     -------     -------     -------
Net investment income....       (0.02)           0.20        0.12        0.11        0.15        0.12        0.13
Net realized and
 unrealized gain on
 investments.............        1.57            3.89        9.13        3.92        4.82        0.29        0.50
                               ------         -------     -------     -------     -------     -------     -------
Total from investment
 operations..............        1.55            4.09        9.25        4.03        4.97        0.41        0.63
                               ------         -------     -------     -------     -------     -------     -------
Less dividends from:
 Net investment income...       (0.00)          (0.18)      (0.12)      (0.11)      (0.15)      (0.12)      (0.13)
 Realized gains..........       (0.71)          (0.71)      (1.79)      (1.17)      (0.60)      (0.00)      (0.00)
 In excess of net
  investment income......       (.014)          (0.00)      (0.00)      (0.00)      (0.00)      (0.00)      (0.00)
Total distributions......       (0.85)          (0.89)      (1.91)      (1.28)      (0.75)      (0.12)      (0.13)
                               ------         -------     -------     -------     -------     -------     -------
Net asset value:
 End of period...........      $33.33         $ 33.49     $ 30.29     $ 22.95     $ 20.20     $ 15.98     $ 15.69
                               ======         =======     =======     =======     =======     =======     =======
Total Investment Return
 (Excludes sales charge).        4.82%***       13.58%      40.41%      19.98%      31.10%       2.60%       4.13%

SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
Ratio of operating
 expenses to average net
 assets..................        2.05%(e)**      1.25%(e)    1.30%(d)    1.58%(c)    1.75%(b)    1.75%(a)    1.75%
Ratio of net investment
 income to average net
 assets..................        (.23%)(e)**      .64%(e)     .49%(d)     .52%(c)     .82%(b)     .68%(a)     .75%
Portfolio turnover rate
 (f).....................       18.15%          18.15%      22.20%      18.79%      27.50%      20.10%      59.64%
Net assets, end of period
 (000s omitted)..........      $9,604         $88,498     $58,416     $35,628     $28,259     $20,476     $23,758

(a) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.
(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.
(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.

(d) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.
(e) Net of voluntary expense reimbursement and management fee waiver by the Adviser for B shares investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively.
(f) Portfolio turnover rate is calculated on the basis of the portfolios as a whole without distinguishing between the classes of shares issued.
*Commencement of B shares
**Annualized
***Not annualized

                        REPORT OF INDEPENDENT AUDITORS

To The Board of Directors and Shareholders
Hilliard Lyons Growth Fund, Inc.

  In planning and performing our audit of the financial statements of the Hilliard Lyons Growth Fund, Inc. (the Fund) for the year ended December 31, 1998, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on the internal control.

  The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

  Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

  Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of specific internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above at December 31, 1998.

  This report is intended solely for the information and use of the board of directors and management of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.


Louisville, Kentucky
January 20, 1999

                                 Annual Report
                               December 31, 1998

                                   DIRECTORS

William A. Blodgett, Jr.
                   Donald F. Kohler
Stewart E. Conner  John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman
Samuel C. Harvey -- President
Thomas A. Corea -- Vice President
Joseph C. Curry, Jr. -- Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania
19428-2961
(610) 260-6533

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                                 ANNUAL REPORT
                               December 31, 1998